UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56015	82-4533053
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Office) (Zip Code)

(703) 436-2161

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 6, 2020, Quantum Computing Inc. (the “Company”) executed an unsecured promissory note (the “Note”) with BB&T/Truist Bank N.A. to evidence a loan to the Company in the amount of $218,371 (the “Loan”) under the Paycheck Protection Program (the “PPP”) established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), administered by the U.S. Small Business Administration (the “SBA”).

In accordance with the requirements of the CARES Act, the Company expects to use the proceeds from the Loan exclusively for qualified expenses under the PPP, including payroll costs, mortgage interest, rent and utility costs. Interest will accrue on the outstanding balance of the Note at a rate of 1.00% per annum. The Company expects to apply for forgiveness of up to the entire amount of the Note. Notwithstanding the Company’s eligibility to apply for forgiveness, no assurance can be given that the Company will obtain forgiveness of all or any portion of the amounts due under the Note. The amount of forgiveness under the Note is calculated in accordance with the requirements of the PPP, including the provisions of Section 1106 of the CARES Act, subject to limitations and ongoing rule-making by the SBA and the maintenance of employee and compensation levels.

Subject to any forgiveness granted under the PPP, the Note is scheduled to mature two years from the date of first disbursement under the Note. The Note may be prepaid at any time prior to maturity with no prepayment penalties. The Note provides for customary events of default, including, among others, those relating to failure to make payments, bankruptcy, and significant changes in ownership. The occurrence of an event of default may result in the required immediate repayment of all amounts outstanding and/or filing suit and obtaining judgment against the Company. The Company’s obligations under the Note are not secured by any collateral or personal guarantees.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Loan set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Paycheck Protection Program Note, dated May 6, 2020, issued to BB&T/Truist Bank N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: May 8, 2020	By:	/s/ Christopher Roberts
Christopher Roberts Chief Financial Officer

2